UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07410

Exact name of registrant as specified in charter:	Delaware Investments® National
Municipal Income Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	December 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments National Municipal Income Fund

December 31, 2010

	Principal
	Amount	Value
Municipal Bonds – 97.74%
Corporate-Backed Revenue Bonds – 16.16%
•Brazos, Texas Harbor Industrial Development Environmental Facilities Revenue
(Dow Chemical Project) 5.90% 5/1/38 (AMT)	$125,000	$120,781
Buckeye, Ohio Tobacco Settlement Financing Authority Asset-Backed Senior Turbo Series A-2
5.875% 6/1/47	320,000	209,610
6.50% 6/1/47	430,000	309,875
Golden State, California Tobacco Securitization Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47	370,000	224,509
Harris County, Texas Industrial Development Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	150,000	149,442
Hawaii State Department Budget & Finance Special Purpose Revenue (Hawaiian Electric Subsidiary)
6.50% 7/1/39	290,000	300,716
Illinois Finance Authority Revenue (Navistar International Recovery Zone) 6.50% 10/15/40	270,000	270,216
Iowa Finance Authority Pollution Control Facilities Revenue Refunding (Interstate Power)
5.00% 7/1/14 (FGIC)	500,000	532,324
Louisiana Local Government Environmental Facilities & Community Development Authority
Series A-1 6.50% 11/1/35	255,000	254,006
(Westlake Chemical) Series A 6.50% 8/1/29	245,000	244,694
Maryland State Economic Development Port Facilities Revenue Refunding (CNX Marine Terminals)
5.75% 9/1/25	175,000	167,307
M-S-R Energy Authority, California Gas Revenue Series A
6.125% 11/1/29	115,000	115,950
6.50% 11/1/39	210,000	219,261
•New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.625% 8/1/25 (AMT)	450,000	467,843
New York Liberty Development 5.625% 7/15/47	300,000	300,306
Ohio State Air Quality Development Authority Revenue (First Energy Generation) Series A 5.70% 8/1/20	260,000	261,893
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Allegheny Energy Supply) 7.00% 7/15/39	345,000	372,317
Railsplitter Tobacco Settlement Authority Illinois 6.25% 6/1/24	500,000	507,979
		5,029,029
Education Revenue Bonds – 12.50%
Bowling Green, Ohio Student Housing Revenue (CFP I - State University Project) 6.00% 6/1/45	270,000	247,382
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	265,000	240,493
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	470,000	479,485
Marietta, Georgia Development Authority Revenue Refunding (Life University Income Project)
7.00% 6/15/39	430,000	409,188
Maryland State Economic Development Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	370,000	354,530
Massachusetts State Health & Educational Facilities Authority Revenue
(Nichols College Project) Series C 6.125% 10/1/29	250,000	243,588
Michigan Finance Authority Educational Facilities Revenue (Senior St. Catherine Siena)
Series A 8.00% 10/1/30	165,000	172,451
Montgomery County, Pennsylvania Higher Education & Health Authority Revenue
(Arcadia University) 5.25% 4/1/30	550,000	520,630
New Jersey Economic Development Authority Revenue MSU Student Housing
(Provident Group – Montclair LLC) 5.875% 6/1/42	215,000	205,944
Oregon State Facilities Authority Revenue (Concordia University Project) Series A 6.125% 9/1/30	135,000	134,148
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(Edinboro University Foundation) 5.80% 7/1/30	300,000	288,495
(Universities Properties – Edinboro University) 5.25% 7/1/19	300,000	308,700
Troy, New York Capital Resource Revenue (Rensselaer Polytechnic) Series A 5.125% 9/1/40	300,000	285,294
		3,890,328
Electric Revenue Bond – 1.80%
Puerto Rico Electric Power Authority Revenue Series XX 5.25% 7/1/40	600,000	560,040
		560,040

Healthcare Revenue Bonds – 16.94%
Brevard County, Florida Healthcare Facilities Authority Revenue (Health First Income Project)
Series B 7.00% 4/1/39	90,000	96,991
Butler County, Pennsylvania Hospital Authority Revenue (Butler Health System Project) 7.125% 7/1/29	150,000	163,926
Hawaii Pacific Health Special Purpose Revenue Series A 5.50% 7/1/40	300,000	278,202
Illinois Finance Authority Revenue (Silver Cross & Medical Centers) 7.00% 8/15/44	300,000	314,997
Lycoming County, Pennsylvania Authority Health System Revenue (Susquehanna Health Systems Project)
Series A 5.50% 7/1/28	500,000	491,190
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	225,000	230,258
Massachusetts State Health & Education Facilities Authority Revenue (Caregroup) Refunding
Series E-2 5.375% 7/1/19	360,000	380,804
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth-Hitchcock Medical Center)
6.00% 8/1/38	300,000	315,159
New Mexico State Hospital Equipment Loan Council Revenue (Presbyterian Healthcare) 5.00% 8/1/39	500,000	472,405
Ohio State Hospital Facilities Revenue Refunding (Cleveland Clinic Health) Series A 5.50% 1/1/39	300,000	307,605
Orange County, Florida Health Facilities Authority Revenue (Orlando Regional Healthcare) Series A
6.25% 10/1/18 (NATL-RE)	1,160,000	1,310,105
Philadelphia Hospitals & Higher Education Facilities Authority Revenue (Temple University Health System)
Series B 5.50% 7/1/30	300,000	270,780
Scottsdale, Arizona Industrial Development Authority Hospital Revenue Refunding (Scottsdale Healthcare)
Series A 5.00% 9/1/23	360,000	365,936
St. Mary Hospital Authority Pennsylvania Health System Revenue (Catholic Health East)
Series A 5.00% 11/15/40	300,000	274,821
		5,273,179
Housing Revenue Bonds – 7.12%
California Housing Finance Agency Revenue (Home Mortgage) Series M 5.95% 8/1/25 (AMT)	245,000	245,265
California Municipal Finance Authority Mobilehome Park Revenue (Caritas Projects)
Series A 6.40% 8/15/45	230,000	214,845
Florida Housing Finance Agency (Homeowner Mortgage) Series 2 5.90% 7/1/29 (NATL-RE) (AMT)	270,000	273,086
Volusia County, Florida Multifamily Housing Finance Authority (San Marco Apartments)
Series A 5.60% 1/1/44 (AGM) (AMT)	1,500,000	1,484,415
		2,217,611
Lease Revenue Bond – 0.32%
•Capital Area Cultural Education Facilities Finance Texas Revenue (Roman Catholic Diocese)
Remarketing Series B 6.125% 4/1/45	105,000	100,298
		100,298
Local General Obligation Bonds – 1.71%
New York City, New York
Fiscal 2003 Subordinate Series I-1 5.375% 4/1/36	250,000	256,850
Fiscal 2009 Subordinate Series A-1 5.25% 8/15/21	250,000	274,200
		531,050
Special Tax Revenue Bonds – 17.80%
Anne Arundel County Maryland Special Obligation (National Business Park – North Project)
6.10% 7/1/40	200,000	187,818
Brooklyn Arena Local Development, New York Pilot Revenue (Barclays Center Project)
6.50% 7/15/30	300,000	312,888
California State Economic Recovery Refunding Series A 5.25% 7/1/21	260,000	279,828
Jacksonville, Florida Transportation Revenue Refunding 5.25% 10/1/29 (NATL-RE)	1,000,000	1,000,860
Manchester, Missouri Tax Increment & Transportation Revenue Refunding
(Highway 141 Manchester Road Project) 6.875% 11/1/39	165,000	158,885
Miami-Dade County, Florida Special Obligation (Capital Appreciation & Income)
Series B 5.00% 10/1/35 (NATL-RE)	2,000,000	1,860,380
New York State Dormitory Authority (State Personal Income Tax Revenue - Education)
Series A 5.00% 3/15/38	570,000	569,538
Puerto Rico Sales Tax Financing Sales Tax Revenue First Subordinate
Series A
5.75% 8/1/37	245,000	247,465
ΩCapital Appreciation 6.75% 8/1/32	610,000	481,619
Series C 6.00% 8/1/39	295,000	302,104
^Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation) Sales Tax Subordinate Lien Series B 6.07% 6/1/21	260,000	138,746
		5,540,131
State General Obligation Bonds – 8.61%
California State 5.25% 11/1/40	820,000	766,741
California State Various Purposes 6.00% 4/1/38	105,000	107,351
New York State Refunding Series A 5.00% 2/15/39	300,000	301,077
Puerto Rico Commonwealth (Public Improvement) Refunding
Series A 5.50% 7/1/19 (NATL-RE)	1,250,000	1,302,950
Series C 6.00% 7/1/39	200,000	202,388
		2,680,507

Transportation Revenue Bonds – 13.30%
Bay Area Toll Authority, California Toll Bridge Authority Revenue (San Francisco Bay Area)
Series F-1 5.625% 4/1/44	235,000	241,056
Florida Ports Financing Commission Revenue (State Transportation Trust Fund)
5.375% 6/1/27 (NATL-RE) (AMT)	1,000,000	970,260
Maryland State Economic Development Revenue (Transportation Facilities Project) Series A 5.75% 6/1/35	255,000	240,950
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue (First Senior Lien)
Series A 5.25% 10/1/44	245,000	243,826
Pennsylvania Turnpike Commission Revenue
Subordinate Series B 5.25% 6/1/39	300,000	293,484
Subordinate Series D 5.125% 12/1/40	390,000	374,154
Port Authority of New York & New Jersey Special Obligation Revenue (JFK International Air Terminal)
6.00% 12/1/42	230,000	228,434
Regional Transportation District, Colorado Denver Transportation 6.00% 1/15/41	300,000	295,476
Sacramento County, California Airport Services Revenue (PFC/Grant) Series C 6.00% 7/1/41	300,000	311,919
St. Louis, Missouri Airport Revenue (Lambert-St. Louis International) Series A-1 6.625% 7/1/34	325,000	331,763
Texas Private Activity Bond Surface Transportation Senior Note
(LBJ Infrastructure) 7.00% 6/30/40	285,000	289,537
(Mobility Partners) 7.50% 12/31/31	300,000	317,481
		4,138,340
Water & Sewer Revenue Bonds – 1.48%
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25% 11/1/39	300,000	318,891
Florida Water Pollution Control Financing Revenue Series A 5.00% 1/15/25	135,000	142,255
		461,146
Total Municipal Bonds (cost $30,345,663)		30,421,659

Total Value of Securities – 97.74%
(cost $30,345,663)		30,421,659
Receivables and Other Assets Net of Liabilities (See Notes) – 2.26%		702,065
Net Assets Applicable to 2,422,200 Shares Outstanding – 100.00%		$31,123,724

ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.
^Zero coupon security. The rate shown is the yield at the time of purchase.
•Variable rate security. The rate shown is the rate as of December 31, 2010. Interest rates reset periodically.

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMT – Subject to Alternative Minimum Tax
FGIC – Insured by the Financial Guaranty Insurance Company
NATL-RE – Insured by the National Public Finance Guarantee Corporation

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Delaware Investments National Municipal Income Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2007 – March 31, 2010), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At December 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At December 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$30,345,663
Aggregate unrealized appreciation	$671,982
Aggregate unrealized depreciation	(595,986)
Net unrealized appreciation	$75,996

For federal income tax purposes, at March 31, 2010, capital loss carryforwards of $2,649,375 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $18,596 expires in 2016, $1,770,984 expires in 2017, and $859,795 expires in 2018.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 –
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

Level 3 –	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of December 31, 2010:

Level 2
Municipal Bonds	$30,421,659

There were no Level 1 or Level 3 securities at the beginning or end of the period.

During the period ended December 31, 2010, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local and national economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At December 31, 2010, 28% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's (S&P) and Baa3 by Moody's Investor Services (Moody's), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding". "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of December 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Investments in Municipal Securities Issued by the State of Florida
On September 13, 2007, shareholders of the Fund (formerly Delaware Investments Florida Insured Municipal Income Fund) approved (1) the elimination of the Fund’s fundamental investment policy that required the Fund to invest primarily in insured municipal securities issued by the State of Florida and (2) the adoption of a new fundamental investment policy permitting the Fund to invest in un-insured municipal securities issued by states other than Florida. The Fund’s portfolio managers began to transition the Fund’s portfolio to include un-insured municipal bonds issued by other states and territories on October 15, 2007. As of December 31, 2010, municipal bonds issued by the state of Florida constitute approximately 19% of the Fund’s portfolio. These investments could make the Fund more sensitive to economic conditions in Florida than other more geographically diversified national municipal income funds.

5. Proposed Reorganization
On November 19, 2010, the Board of Trustees/Directors of the Fund and Delaware Investments Arizona Municipal Income Fund, Inc. (NYSE Amex: VAZ) ("Arizona Muni Fund," together with the Fund, the "Funds") announced their approval of the reorganization of Arizona Muni Fund into the Fund. Under the terms of the proposed reorganization, the Fund would acquire substantially all of the Arizona Muni Fund’s assets in exchange for newly issued shares of beneficial interest of the Fund. Those shares of the Fund would then be distributed pro rata to Arizona Muni Fund’s shareholders, and the Arizona Muni Fund would subsequently be liquidated and dissolved. Common shares of Arizona Muni Fund would be exchanged for common shares of the Fund based on the relative net asset values of each Fund’s common shares. These transactions, which are expected to be tax-free, are subject to the approval of the Agreement and Plan of Acquisition by each Fund’s shareholders (which includes the Fund’s approval of the issuance of new common shares). The Funds’ joint special shareholders meeting to consider the reorganization is now scheduled to take place on May 23, 2011.

In addition, on February 18, 2011, the Board of Trustees of the Fund announced its decision to conduct a tender offer after shareholder approval and completion of the reorganization of Arizona Muni Fund into the Fund. Under the terms of the proposed tender offer, the Fund would offer to purchase for cash up to 18% of the then-outstanding shares of the Fund’s common stock after the reorganization (“Common Stock”) at a per share price equal to 99% of the net asset value per share of the Common Stock at the expiration of the tender offer. It is currently anticipated that the tender offer would commence within three months after the closing date of the reorganization of Arizona Muni Fund into the Fund. Please refer to the Funds’ press release for more information.

6. Subsequent Events
Management has determined no other material events or transactions occurred subsequent to December 31, 2010 that would require recognition or disclosure in the Fund's schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a -2(a)), exactly as set forth below: